EXHIBIT 10.2
FIRST LOAN MODIFICATION AGREEMENT
     This First Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of October 19, 2009, and is effective as of September 30, 2009 by and among SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 380 Interlocken Crescent, Suite 600, Broomfield, Colorado 80021 (“Bank”), TRUSTWAVE HOLDINGS, INC., a Delaware corporation (“Holdings”), TW MIRAGE NETWORKS, INC., a Texas corporation (“TW”), TRUSTWAVE INTERMEDIATE, INC., a Delaware corporation (“Intermediate”), and TW VERICEPT CORPORATION, a Delaware corporation (formerly known as “TrustWave Acquisition, Inc.) (“Vericept” and individually and collectively, jointly and severally, with Holdings, TW and Intermediate, “Borrower”).
1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of August 19, 2009, evidenced by, among other documents, a certain Amended and Restated Loan and Security Agreement dated as of August 19, 2009, between Borrower and Bank (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.
2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and the Intellectual Property Collateral as described in a certain Intellectual Property Security Agreement dated August 19, 2009, by Vericept in favor of Bank (the “IP Security Agreement and together with any other collateral security granted to Bank, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.
Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.
3. DESCRIPTION OF CHANGE IN TERMS.
A.	Modifications to Loan Agreement.
1	The Loan Agreement shall be amended by deleting the following, appearing as Section 6.2(a)(ii) thereof, in its entirety:
     “(ii) as soon as available, but no later than one hundred fifty (150) days after the last day of Borrower’s fiscal year (on or before August 15, 2009 with respect Borrower’s fiscal year ending December 31, 2007 and on or before September 30, 2009 with respect Borrower’s fiscal year ending December 31, 2008), audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Bank in its reasonable discretion;”
and inserting in lieu thereof the following:
     “(ii) as soon as available, but no later than one hundred fifty (150) days after the last day of Borrower’s fiscal year (on or before August 15, 2009 with respect Borrower’s fiscal year ending December 31, 2007 and on or before October 31, 2009 with respect Borrower’s fiscal year ending December 31, 2008), audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Bank in its reasonable discretion;”
2	The Compliance Certificate appearing as Exhibit C to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Exhibit A hereto.
4. FEES. Borrower shall reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.
5. RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT. Vericept hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Security Agreement, and acknowledges, confirms and agrees that the IP Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in the IP Security Agreement, and shall remain in full force and effect.
6. RATIFICATION OF PERFECTION CERTIFICATES. Holdings hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 19, 2009, by Holdings and delivered to Bank (the “Holdings Perfection Certificate”), and acknowledges, confirms and agrees the disclosures and information Holdings provided to Bank in the Holdings Perfection Certificate have not changed, as of the date hereof. TW hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 19, 2009, by TW and delivered to Bank (the “TW Perfection Certificate”), and acknowledges, confirms and agrees the disclosures and information TW provided to Bank in the TW Perfection Certificate have not changed, as of the date hereof. Intermediate hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 19, 2009, by Intermediate and delivered to Bank (the “Intermediate Perfection Certificate”), and acknowledges, confirms and agrees the disclosures and information Intermediate provided to Bank in the Intermediate Perfection Certificate have not changed, as of the date hereof. Vericept hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 19, 2009, by Vericept and delivered to Bank (the “Intermediate Perfection Certificate”), and acknowledges, confirms and agrees the disclosures and information Intermediate provided to Bank in the Intermediate Perfection Certificate have not changed, as of the date hereof.
7. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.
8. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.
9. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.
10. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

11. CONFIDENTIALITY. Bank may use confidential information for the development of databases, reporting purposes, and market analysis, so long as such confidential information is aggregated and anonymized prior to distribution unless otherwise expressly permitted by Borrower. The provisions of the immediately preceding sentence shall survive the termination of the Loan Agreement.
12. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.
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     This Loan Modification Agreement is executed as a sealed instrument as of the date first written above.

BORROWER:	BANK:

TRUSTWAVE HOLDINGS, INC.	SILICON VALLEY BANK

By:	By:

Name:	Name:

Title:	Title:

TW MIRAGE NETWORKS, INC.

By:

Name:

Title:

TRUSTWAVE INTERMEDIATE, INC.

By:

Name:

Title:

TW VERICEPT CORPORATION

By:

Name:

Title:

     The undersigned, TRUSTWAVE LIMITED, a company registered in England & Wales, ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Deed of Guarantee in favor of Bank dated September 25, 2008 (the “Guarantee”) and acknowledges, confirms and agrees that the Guarantee shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection therewith.

TRUSTWAVE LIMITED

By:

Name:

Title:

     The undersigned, TRUSTWAVE HOLDINGS LIMITED, a company registered in England & Wales, ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Deed of Guarantee in favor of Bank dated November 27, 2007 (the “Guarantee”) and acknowledges, confirms and agrees that the Guarantee shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection therewith.

TRUSTWAVE HOLDINGS LIMITED

By:

Name:

Title:

EXHIBIT A
EXHIBIT C — COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	TRUSTWAVE HOLDINGS, INC.
TW MIRAGE NETWORKS, INC.
TRUSTWAVE INTERMEDIATE, INC.
TW VERICEPT CORPORATION
The undersigned authorized officers of TRUSTWAVE HOLDINGS, INC., TW MIRAGE NETWORKS, INC., TRUSTWAVE INTERMEDIATE, INC. and TW VERICEPT CORPORATION (individually and collectively, jointly and severally, the “Borrower”) certify that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.8 of the Agreement, and (5) no Liens have been levied or claims made against Borrower relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certify that these are prepared in accordance with generally GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledge that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.
Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly consolidated and consolidating financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited)	FYE within 150 days**	Yes No
Board Approved Projections	Annually, within 30 days after year end	Yes No
Borrowing Base Certificate (together with A/R & A/P Agings, and deferred revenue report)	Monthly within 30 days	Yes No
Audit	Annually	Yes No

Financial Covenant	Required	Actual	Complies
Maintain on a Monthly Basis:
(a) Liquidity	1.75:1.0	_____:1.0	Yes No
(b) EBITDA*	$_________	$________	Yes No
(c) Capital Expenditures	$3,200,000	$_________	Yes No

*	As set forth in section 6.7(b) of the Loan Agreement.

**	8/15/2009 for FY 2007; 10/31/09 for FY 2008